LETTER OF TRANSMITTAL

                     CONSORCIO G GRUPO DINA, S.A. DE C.V.

                           MCII HOLDINGS (USA), INC.

                           OFFER FOR ALL OUTSTANDING
                    SENIOR SECURED DISCOUNT NOTES DUE 2002
                                IN EXCHANGE FOR
               SENIOR SECURED DISCOUNT EXCHANGE NOTES DUE 2002,
              PURSUANT TO THE PROSPECTUS, DATED OCTOBER 29, 1996

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON DECEMBER
2, 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN
        PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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        Delivery To: IBJ Schroder Bank & Trust Company, Exchange Agent

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

           By Mail:              By Overnight Courier or Hand:    By Facsimile in New York:
          P.O. Box 84                   One State Street                (212) 858-2611
     Bowling Green Station          New York, New York 10004        For Information, Call:
 New York, New York 10274-0084  Attention: Securities Processing        (212) 858-2103
Attention: Reorganization Dept.           Window, SC-1
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         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated October 25, 1996 (the "Prospectus"), of
Consorcio G Grupo Dina, S.A. de C.V., a Mexican corporation ("Grupo Dina") and MCII Holdings (USA), Inc., a Delaware corporation and a wholly-owned subsidiary of Grupo Dina ("MCII Holdings" and, together with Grupo Dina, the "Issuers" or the "Company"), and this Letter of Transmittal (the
"Letter"), which together constitute the Company's offer (the "Exchange
Offer") to exchange an aggregate principal amount of up to $206,499,680 of its Senior Secured Discount Exchange Notes due 2002 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended
(the "Securities Act"), for a like principal amount of the issued and outstanding Senior Secured Discount Notes due 2002 of the Issuers (the "Old
Notes") from the holders thereof.

         For each Old Note accepted for exchange, the holder of such Old
Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer.
Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

         This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company
(the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus.
Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed
Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

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
---------------------------------------------------------------------------------------------------------
            DESCRIPTION OF OLD NOTES                     1                  2               3
---------------------------------------------------------------------------------------------------------
                                                                        AGGREGATE       PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)     CERTIFICATE     PRINCIPAL AMOUNT      AMOUNT
           (PLEASE FILL IN, IF BLANK)               NUMBER(S)*       OF OLD NOTE(S)     TENDERED**

---------------------------------------------------------------------------------------------------------

                                                    -----------------------------------------------------

                                                    -----------------------------------------------------

                                                    -----------------------------------------------------

                                                    -----------------------------------------------------

                                                    -----------------------------------------------------

                                                    -----------------------------------------------------

                                                    -----------------------------------------------------

                                                    -----------------------------------------------------
                                                              TOTAL

---------------------------------------------------------------------------------------------------------
*    Need not be completed if Old Notes are being tendered by book-entry transfer.

**   Unless  otherwise  indicated  in this  column,  a holder  will be  deemed  to have  tendered  ALL of the Old Notes represented  by the  Old  Notes  indicated  in  column  2.  See  Instruction  2.
     Old  Notes  tendered  hereby  must be in denominations of principal amount of $1,000 or any integral multiple thereof.  See Instruction 1.
--------------------------------------------------------------------------------------------------------

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution----------------------------------------

       Account Number----------------   Transaction Code Number-------------

|_| CHECK HERE IF YOU ARE A HOLDER OF OLD NOTES THROUGH A POSITION AT CEDEL OR EUROCLEAR AND TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO THE PROCEDURES PRESCRIBED BY SUCH INSTITUTIONS.

       Please check the appropriate box:

       |_|  Euroclear                 |_|  Cedel

       Name of Tendering Institution ---------------------------------------

       Account Number----------------   Transaction Code Number-------------

       (Holders of Old Notes must inform Euroclear or Cedel, as the case may be, of any tender of Old Notes by them including the account number and the principal amount tendered by such holder.)

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Holder(s)--------------------------------------
       Window Ticket Number (if any)----------------------------------------
       Date of Execution of Notice of Guaranteed Delivery------------------- Date of Institution which guaranteed delivery------------------------ IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
       Account Number------------------  Transaction Code Number------------

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name:---------------------------------------------------------------
       Address:------------------------------------------------------------
       --------------------------------------------------------------------

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate" of the Issuers, as defined in Rule 405 under the Securities Act.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. However, the Issuers do not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any holder is an affiliate of the Issuers, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder
(i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------    ------------------------------------
   SPECIAL ISSUANCE INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 3 AND 4)              (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certifi-        To be completed ONLY if certifi-
cates for Old Notes not exchanged        cates for Old Notes not exchanged
and/or New Notes are to be issued in     and/or New Notes are to be sent to
the name of and sent to someone          someone other than the person or per-
other than the person or persons         sons whose signature(s) appear(s)
whose signature(s) appear(s) on this     on this Letter above or to such per-
Letter above, or if Old Notes de-        son or person at am address other
livered by book-entry transfer which     than shown in the box entitled
are not accepted for exchange are        "Description of Old Notes" on this
to be returned by credit to an           Letter above.
account maintained at the Book-
Entry Transfer Facility other than
the account indicated above.

Issue:    New Note(s) and/or Old         Mail:    New Notes and/or Old Notes
          Notes to:
                                         Name(s)-----------------------------
Name(s)-----------------------------              (Please Type or Print)
         (Please Type or Print)
                                         ------------------------------------
------------------------------------              (Please Type or Print)
         (Please Type or Print)
                                         Address-----------------------------
Address-----------------------------
                                         ------------------------------------
------------------------------------
                          (Zip Code)     ------------------------------------
                                                                   (Zip Code)
    (Complete Substitute Form W-9)
|_| Credit unexchanged Old Notes de-
    livered by book-entry transfer
    to the Book-Entry Transfer
    Facility account set forth
    below.

    --------------------------------
     (Book-Entry Transfer Facility
     Account Number, if applicable)

------------------------------------     ------------------------------------


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

               PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                 CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.


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                             PLEASE SIGN HERE
                (TO BE COMPLETED BY ALL TENDERING HOLDERS)
        (Complete Accompanying Substitute Form W-9 on reverse side)


Dated:----------------------------------------------------------------, 199_
x -----------------------------     ----------------------------------, 199_
x -----------------------------     ----------------------------------, 199_
    Signature(s) of Owner                         Date

   Area Code and Telephone Number------------------------------------

         If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):  ------------------------------------------------------------------

          ------------------------------------------------------------------
                                 (Please Type or Print)

Capacity: ------------------------------------------------------------------

Address:  ------------------------------------------------------------------

          ------------------------------------------------------------------
                                   (Including Zip Code)


                            SIGNATURE GUARANTEE
                       (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:   -------------------------------------------------
                                  (Authorized Signature)

----------------------------------------------------------------------------
                                       (Title)

----------------------------------------------------------------------------
                                    (Name and Firm)

Dated:----------------------------------------------------------------, 199_

----------------------------------------------------------------------------


                                INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE
               EXCHANGE OFFER FOR THE SENIOR SECURED DISCOUNT
                     NOTES DUE 2002 IN EXCHANGE FOR THE
             SENIOR SECURED DISCOUNT EXCHANGE NOTES DUE 2002 OF
     CONSORCIO G GRUPO DINA, S.A. DE CV. AND MCII HOLDINGS (USA), INC.

1.       DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

         SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDERS OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book- Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the address of the person signing this Letter.

5.       TAX IDENTIFICATION NUMBER.

         Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Issuers (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Issuers are not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuers a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuers within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuers.

6.       TRANSFER TAXES.

         The Issuers will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuers or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7.       WAIVER OF CONDITIONS.

         The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11.      OLD NOTES HELD THROUGH CEDEL OR EUTOCLEAR

         In case of Old Notes held through Cedel or Euroclear, holders of such Old Notes wishing to tender such Old Notes for exchange pursuant to the Exchange Offer must send instructions to Cedel or Euroclear, as the case may be, to block the Old Notes in such holder's account at Cedel or Euroclear. In addition, such holder of Old Notes must transmit a properly completed and duly executed Letter of Transmittal, including all other documents required by such Letter of Transmittal to IBJ Schroder Bank & Trust Company, as Exchange Agent.

                  TO BE COMPLETED BY ALL TENDERING HOLDERS

                            (SEE INSTRUCTION 5)

              PAYOR'S NAME: IBJ SCHRODER BANK & TRUST COMPANY

----------------------------------------------------------------------------
SUBSTITUTE           PART 1--PLEASE PROVIDE YOUR    TIN:--------------------
FORM W-9             TIN IN THE BOX AT RIGHT AND       SOCIAL SECURITY NUMBER
DEPARTMENT OF        CERTIFY BY SIGNING AND            OR EMPLOYEE IDENTI-
THE TREASURY         DATING BELOW.                     FICATION NUMBER
INTERNAL REVENUE
SERVICE              --------------------------------------------------------
                     PART 2--TIN APPLIED FOR |_|
PAYOR'S REQUEST
FOR TAXPAYER         --------------------------------------------------------
IDENTIFICATION       CERTIFICATION:  UNDER THE PENALTIES OF PERJURY,
NUMBER ("TIN") AND   I CERTIFY THAT:
CERTIFICATION
                     (1)  the  number  shown on this form is my correct
                          Taxpayer Identification Number (or I am waiting for a number to be issued to me).
                     (2)  I am not subject to backup withholding either
                          because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                     (3)  any other information provided on this form is
                           true and correct.
                     SIGNATURE-----------------  DATE---------------------


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You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
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     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                      IN PART 2 OF SUBSTITUTE FORM W-9


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          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

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           SIGNATURE                                   DATE

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